                                                                    EXHIBIT 10.2


                                                     [FORM TO BE USED FOR AWARDS
                                                      GRANTED TO PERSONS WITHOUT
                                                          EMPLOYMENT AGREEMENTS]

                       BAYARD DRILLING TECHNOLOGIES, INC.
                     1997 STOCK OPTION AND STOCK AWARD PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


                 This Non-Qualified Stock Option Agreement (the "Agreement") is made and entered into by and between Bayard Drilling Technologies, Inc. (the "Company") and ______________ (the "Employee") as of __________, 199__ (the
"Date of Grant").


                              W I T N E S S E T H

                 WHEREAS, the Company has adopted the 1997 Bayard Drilling Technologies, Inc. Stock Option and Stock Award Plan (the "Plan") to strengthen the ability of the Company to attract, motivate and retain employees of superior capability and to encourage valued employees to have a proprietary interest in the Company; and

                 WHEREAS, the committee established pursuant to the Plan (the "Committee") believes that the granting of the stock option described herein to the Employee is consistent with the stated purposes for which the Plan was adopted.

                 NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and the Employee agree as follows:

         1. Grant of Option. The Company hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of ____________ shares (the "Shares") (such number being subject to adjustment as provided in Paragraph 12 hereof) of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") on the terms and conditions herein set forth. This Option may be exercised in whole or in part and from time to time as hereinafter provided.

         2. Purchase Price. The price at which the Employee shall be entitled to purchase the Common Stock covered by the Option shall be $______ per share.

         3. Term of Option. The Option granted hereby shall be and remain in force and effect during the Option Period. The Option Period begins on the first date the Option is exercisable, as provided in Paragraph 7. The date on which the Option Period ends (the "Expiration Date") is the first to occur of
(i) the date that is ____ years from the Date of Grant, (ii) in the case of termination of employment, the date specified in Paragraph 10, or (iii) in the event there is a Change of Control, as defined in the Plan, the date specified in Paragraph 12(b).

         4. Due Cause. For purposes of this Agreement, the term "Due Cause" shall mean (i) habitual neglect of the Employee's duties or failure by the Employee to perform or observe any obligation of employment that is not remedied within 30 days after written notice thereof, (ii) any material breach of any employment agreement between the Employee and the Company, or (iii) the conviction of or a plea of guilty or nolo contendere by the Employee to a felony or misdemeanor involving fraud, embezzlement, theft or dishonesty or other criminal conduct.

         5. Disability. For purposes of this Agreement, the term "Disability" shall mean the inability or incapacity of the Employee for three months to perform the essential functions of the Employee's job or position with the Company, even with reasonable accommodation. Such inability or incapacity shall be documented to the reasonable satisfaction of the Board by appropriate correspondence from physicians who are reasonably satisfactory to the Board.

         6. Fair Market Value. For purposes of this Agreement, the term "Fair Market Value" means, if the Common Stock is publicly traded, the closing price per share of such Common Stock on the principal stock exchange or quotation system on which the Common Stock is traded or listed on the Date of Grant or other specified measuring date, or, if there shall have been no such price so reported or listed on that date, on the last preceding date on which a price was so reported or listed. If Common Stock is not publicly traded, then "Fair Market Value" shall mean the value of a share of Common Stock, as determined by the Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") to administer the Plan, in the Committee's sole and absolute discretion, at least annually. The Committee may utilize the services of an independent third party in determining the Fair Market Value of the Common Stock for this purpose. Any determination of Fair Market Value made by an independent third party in good faith shall be final, conclusive and binding on the Company (or its assignees), the transferor and all other parties.

         7. Exercise of Option. The Employee may exercise this Option as to 20% of the Shares on and after the first anniversary of the Date of Grant, as to 40% of the Shares on and after the second anniversary of the Date of Grant, as to 60% of the Shares on and after the third anniversary of the Date of Grant, as to 80% of the Shares on and after the fourth anniversary of the Date of Grant, and as to all or any part of the Shares on and after the fifth anniversary of the Date of Grant, through the Expiration Date described in Paragraph 3. An Option shall cease to be exercisable as to any Share when the Employee exercises the Option or when the Option lapses.

         8. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by timely delivery to the Committee of written notice, which notice shall be effective on the date received by the Company. The notice must state the Employee's election to exercise the Option, the number of shares with respect to which the election to exercise has been made, the Social Security number of the Employee, the method of payment elected (see Paragraph 9 hereof), and the exact name in which the shares will be registered. Such notice must be signed by the Employee and shall be accompanied by payment of the purchase price of such Shares. If the Option is exercised by a person or persons other than the Employee pursuant to Paragraph 10(c) hereof, such notice must be signed by such other person or persons and must be accompanied by proof acceptable to the Committee of the legal right of such person or persons to exercise the Option.

         9.      Method of Payment for the Option.

                 (a) As a general rule, the full purchase price for the Shares purchased upon the exercise of the Option (i.e., the number of shares being purchased multiplied by the price per shares) must be paid in cash. The Committee may, however, in its discretion, allow the Employee to pay for the Common Stock (i) in an equivalent acceptable to the Committee, (ii) by assigning and delivering to the Company shares of Common Stock owned by the Employee or surrendering another Incentive Award, or (iii) by combination of cash, Common Stock or Incentive Award equal in value to the purchase price. In addition, at the request of the Employee and to the extent permitted by applicable law, the Company may approve an arrangement with a brokerage firm, under which the brokerage firm, on behalf of the Employee, will pay for shares of Stock purchased upon the exercise of the Option.

                 (b) Any Common Stock used or Incentive Award surrendered to pay all or a part of the purchase price of the Option will be valued, for purposes of this Agreement, on the exercise date at the Fair Market Value. Further, such payment must be accompanied by an assignment of such Common Stock on a duly executed stock power, which is on a form separate from the certificate(s) for the Common Stock, authorizing the transfer of such shares to the Company.

         10. Termination of Employment. The Option Period will end and the Option, whether or not then exercisable, will lapse, upon the Employee's voluntary termination of employment with the Company or if the Company terminates the Employee's employment for Due Cause.

                 (a) If the termination is due to the Employee's retirement, the Employee may continue to exercise Options exercisable at the time of retirement. The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date of the Employee's retirement; (iii) the date specified in Paragraph 10(b), or 10(c), as applicable; or (iv) the date specified in Paragraph 12(b).

                 (b) In the event of the Employee's Disability, the Employee may continue to exercise Options exercisable on the date on which the Disability occurs. The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date on which the Disability occurs; or (iii) the date specified in Paragraph 12(b).

                 (c) In the event of the Employee's death, the Options exercisable at the time of the Employee's death may be exercised by the estate or beneficiary of the Employee until the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date of the Employee's death; or (iii) the date specified in Paragraph 12(b).

                 (d) If the Company terminates the Employee's employment for any reason other than Due Cause, then the Employee may continue to exercise Options exercisable on the date of the Employee's termination. The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 30 days following the date of termination; or (iii) the date specified in Paragraph 12(b).

                 (e) If, following a Change of Control, the Company terminates the Employee's employment for any reason other than Due Cause, or if the Company terminates the Employee's employment as a result of a Disability, then the Options shall become fully vested and all restrictions set forth in Paragraph 7 will terminate. The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 30 days following the date of termination; or (iii) the date specified in Paragraph 12(b).

         11. Non-transferability. The Option granted by this Agreement may only be exercisable during the term of the Option Period provided in Paragraph 3 hereof and, except as provided in the Plan and in Paragraphs 10 and 12 hereof, only by the Employee during his lifetime and while an employee of the Company. No Option granted by this Option Agreement is transferable by the Employee other than by will or pursuant to applicable laws of descent and distribution. The Option and any rights and privileges in connection therewith, cannot be transferred, assigned, pledged or hypothecated by operation of law, or otherwise, and is not otherwise subject to execution, attachment, garnishment or similar process. In the event of such occurrence, this Agreement will automatically terminate and will thereafter be null and void.

         12.     Adjustments in Number of Shares and Option Price; Change of
Control.

                 (a) Except as provided below, in the event that the outstanding Common Stock of the Company is increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional, new or different shares or securities are distributed with respect to the Common Stock through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or other distribution with respect to such Common Stock, each remaining Share of Common Stock subject to his Option will be substituted for a like number and kind of shares of the new or replacement securities without changing the aggregate purchase price of the shares subject to the Option.

                 (b) In the event of a Change of Control of the Company (as such term is defined in the Plan) occurring after the Date of Grant, the Committee may accelerate the commencement of the Option Period or take such other actions as are permitted under the Plan, in its sole discretion.

         13. Delivery of Shares. No shares of Common Stock shall be delivered to the Employee upon the exercise of the Option until (i) the purchase price is paid in full in the manner herein provided, if applicable; (ii) all the applicable taxes required to be withheld have been paid or withheld in full; (iii) the approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder has been received by the Company; and (iv) if required by the Committee, the Employee has delivered to the Committee an "Investment Letter" in form and content satisfactory to the Company as provided in Paragraph 14 hereof.

         14. Securities Act. The Company will not be required to deliver any shares of Common Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws or regulations. The Committee may require that the Employee, prior to the issuance of any such shares pursuant to exercise of the Option sign and deliver to the Company a written statement ("Investment Letter") stating (i) that the Employee is purchasing the shares for investment and not with a view to the sale or distribution thereof; (ii) that the Employee will not sell any shares of Common Stock that the Employee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee, in its sole discretion.

         15. Federal and State Taxes. Upon the exercise of the Option, or any part thereof, the Employee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the Shares to be issued pursuant to the exercise of the Option, the Employee must either (i) direct the Company to withhold cash, if applicable, or from the Common Stock to be issued the number of shares necessary to satisfy the Company's withholding obligations, based on the Fair Market Value of the shares on the date of withholding; (ii) deliver to the Company a sufficient number of shares of Common Stock then owned by the Employee to satisfy the Company's withholding obligations, based on the Fair Market Value of the shares as of the date of withholding; or (iii) deliver sufficient cash to the Company to satisfy its withholding obligations. Authorization of the Employee to the Company to withhold taxes pursuant to this Paragraph 15 must be in a form and content acceptable to the Committee. The payment or authorization to withhold taxes by the Employee shall be completed prior to the delivery of any shares pursuant to this Agreement. An authorization to withhold taxes pursuant to this provision will be irrevocable unless and until the tax liability of the Employee has been fully paid.

         16.     Company's Right to Purchase Common Stock.

                 (a) Upon the Employee's termination of employment with the Company and all Subsidiaries for any reason (including by reason of death or disability), the Company shall have the right (but not the obligation) to purchase from the Employee (or the Employee's beneficiary or estate) all shares of Common Stock issued hereunder at the Fair Market Value of the Common Stock.

                 (b) While and so long as the Common Stock has not been publicly traded for at least 90 days, any Shares issued upon exercise of this Option shall be subject to the following right of first purchase:

                 (a) If the Employee intends to transfer shares of Common Stock obtained pursuant to this Agreement, the Employee shall give written notice to the Company of his intention to so transfer. The notice, in addition to stating the fact of the intention to transfer shares, shall state (i) the number of shares to be transferred; (ii) the name, business and residence address of the proposed transferee;
         (iii) whether or not the transfer is for a valuable consideration and
         (iv) if so, the amount of the consideration and the other terms of the sale.

                 (b) Within 30 days of the Company's receipt of the notice described above, the Company may exercise an option to purchase all or any portion of the shares of Common Stock proposed to be transferred for the price and upon the other terms provided in the Agreement. The Company shall exercise this option by providing the Employee with written notice of its intent to do so.

                 (c) If the Company does not exercise its option to purchase the shares of Common Stock proposed to be transferred, such shares may be transferred by the Employee in accordance with the notice provided within 10 days after the expiration of the 30 day option period granted to the Company. Upon transfer, such shares shall continue to be bound by any terms and provisions of this Agreement designated as continuing on transfer.


         17. Definitions; Copy of Plan. To the extent not specifically provided for herein, all capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Employee acknowledges receipt of a copy of the Plan.

         18. Administration. This Agreement is subject to the terms and conditions of the Plan. The Plan will be administered by the Committee in accordance with terms. The Committee has sole and complete discretion with respect to all matters reserved to it by the Plan and the decisions of the majority of the Committee with respect to the Plan and this Agreement shall be final and binding upon the Employee and the Company. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

         19. Continuation of Employment. This Agreement shall not be construed to confer upon the Employee any right to continue in the employ of the Company and shall not limit the right of the Company, in its sole discretion, to terminate the employment of the Employee at any time.

         20. No Right to Stock. No Employee and no beneficiary or other person claiming under or through such Employee shall have any right, title or interest in any shares of Common Stock allocated or reserved under the Plan or subject to this Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Employee.

         21. Obligation to Exercise. The Employee shall have no obligation to exercise any Option granted by this Agreement.

         22. Notice. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Employee shall be addressed to the Employee at following address (or such other address as the Employee may hereafter designate to the Company in writing):


                                           --------------------------

                                           --------------------------

                                           --------------------------

                                           --------------------------


Any such notice shall be in writing and shall be delivered personally or shall be sent by first class mail, postage prepaid, to the Company or the Employee, as applicable.

         23. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Delaware.

         24. Amendments. This Agreement may be amended only by a written agreement executed by the Company and the Employee. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

         25. Termination. The Company may terminate the Plan at any time; however, such termination will not modify the terms and conditions of the Option granted hereunder without the Employee's consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand as of the day and year first above written.


                                           BAYARD DRILLING TECHNOLOGIES, INC.






                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------


                                           EMPLOYEE




                                           -------------------------------------

Date:
       ---------------------------

                                                     [FORM TO BE USED FOR AWARDS
                                                         GRANTED TO PERSONS WITH
                                                          EMPLOYMENT AGREEMENTS]


                       BAYARD DRILLING TECHNOLOGIES, INC.
                     1997 STOCK OPTION AND STOCK AWARD PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT


                 This Non-Qualified Stock Option Agreement (the "Agreement") is made and entered into by and between Bayard Drilling Technologies, Inc. (the "Company") and ______________ (the "Employee") as of __________, 199__ (the
"Date of Grant").


                              W I T N E S S E T H

                 WHEREAS, the Company has adopted the 1997 Bayard Drilling Technologies, Inc. Stock Option and Stock Award Plan (the "Plan") to strengthen the ability of the Company to attract, motivate and retain employees of superior capability and to encourage valued employees to have a proprietary interest in the Company; and

                 WHEREAS, the committee established pursuant to the Plan (the "Committee") believes that the granting of the stock option described herein to the Employee is consistent with the stated purposes for which the Plan was adopted; and

                 WHEREAS, the Company and the Employee have entered into that certain Employment Agreement, dated as of ________________, 1997 (the "Employment Agreement").

                 NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and the Employee agree as follows:

         1. Grant of Option. The Company hereby grants to the Employee the right and option (the "Option") to purchase an aggregate of ____________ shares (the "Shares") (such number being subject to adjustment as provided in Paragraph 10 hereof) of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") on the terms and conditions herein set forth. This Option may be exercised in whole or in part and from time to time as hereinafter provided.

         2. Purchase Price. The price at which the Employee shall be entitled to purchase the Common Stock covered by the Option shall be $______ per share.

         3. Term of Option. The Option granted hereby shall be and remain in force and effect during the Option Period. The Option Period begins on the first date the Option is exercisable, as provided in Paragraph 5. The date on which the Option Period ends (the "Expiration Date") is the first to occur of
(i) the date that is ____ years from the Date of Grant, (ii) in the case of termination of employment, the date specified in Paragraph 8, or (iii) in the event there is a Change of Control, as defined in the Plan, the date specified in Paragraph 10(b).

         4. Fair Market Value. For purposes of this Agreement, the term "Fair Market Value" means, if the Common Stock is publicly traded, the closing price per share of such Common Stock on the principal stock exchange or quotation system on which the Common Stock is traded or listed on the Date of Grant or other specified measuring date, or, if there shall have been no such price so reported or listed on that date, on the last preceding date on which a price was so reported or listed. If Common Stock is not publicly traded, then "Fair Market Value" shall mean the value of a share of Common Stock, as determined by the Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") to administer the Plan, in the Committee's sole and absolute discretion, at least annually. The Committee may utilize the services of an independent third party in determining the Fair Market Value of the Common Stock for this purpose. Any determination of Fair Market Value made by an independent third party in good faith shall be final, conclusive and binding on the Company (or its assignees), the transferor and all other parties.

         5. Exercise of Option. The Employee may exercise this Option as to 20% of the Shares on and after the first anniversary of the Date of Grant, as to 40% of the Shares on and after the second anniversary of the Date of Grant, as to 60% of the Shares on and after the third anniversary of the Date of Grant, as to 80% of the Shares on and after the fourth anniversary of the Date of Grant, and as to all or any part of the Shares on and after the fifth anniversary of the Date of Grant, through the Expiration Date described in Paragraph 3. An Option shall cease to be exercisable as to any Share when the Employee exercises the Option or when the Option lapses.

         6. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by timely delivery to the Committee of written notice, which notice shall be effective on the date received by the Company. The notice must state the Employee's election to exercise the Option, the number of shares with respect to which the election to exercise has been made, the Social Security number of the Employee, the method of payment elected (see Paragraph 7 hereof), and the exact name in which the shares will be registered. Such notice must be signed by the Employee and shall be accompanied by payment of the purchase price of such Shares. If the Option is exercised by a person or persons other than the Employee pursuant to Paragraph 8 hereof, such notice must be signed by such other person or persons and must be accompanied by proof acceptable to the Committee of the legal right of such person or persons to exercise the Option.

         7.      Method of Payment for the Option.

                 (a) As a general rule, the full purchase price for the Shares purchased upon the exercise of the Option (i.e., the number of shares being purchased multiplied by the price per shares) must be paid in cash. The Committee may, however, in its discretion, allow the Employee to pay for the Common Stock (i) in an equivalent acceptable to the Committee, (ii) by assigning and delivering to the Company shares of Common Stock owned by the Employee or surrendering another Incentive Award, or (iii) by combination of cash, Common Stock or Incentive Award equal in value to the purchase price. In addition, at the request of the Employee and to the extent permitted by applicable law, the Company may approve an arrangement with a brokerage firm, under which the brokerage firm, on behalf of the Employee, will pay for shares of Stock purchased upon the exercise of the Option.

                 (b) Any Common Stock used or Incentive Award surrendered to pay all or a part of the purchase price of the Option will be valued, for purposes of this Agreement, on the exercise date at the Fair Market Value. Further, such payment must be accompanied by an assignment of such Common Stock on a duly executed stock power, which is on a form separate from the certificate(s) for the Common Stock, authorizing the transfer of such shares to the Company.

         8. Termination of Employment. The Option Period will end and the Option, whether or not then exercisable, will lapse, upon the Employee's voluntary termination of employment with the Company or if the Company terminates the Employee's employment for Due Cause (as such term is defined in the Employment Agreement).

                 (a) If the termination is due to the Employee's retirement, the Employee may continue to exercise Options exercisable at the time of retirement. The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date of the Employee's retirement; (iii) the date specified in Paragraph 8(b) or 8(c), as applicable; or (iv) the date specified in Paragraph 10(b).

                 (b) In the event of the Employee's Disability (as such term is defined in the Employment Agreement), the Employee may continue to exercise Options exercisable on the date on which the Disability occurs (as defined in the Employment Agreement). The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date on which the Disability occurs (as defined in the Employment Agreement); or (iii) the date specified in Paragraph 10(b).

                 (c) In the event of the Employee's death, the Options exercisable at the time of the Employee's death may be exercised by the estate or beneficiary of the Employee until the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 90 days following the date of the Employee's death; or (iii) the date specified in Paragraph 10(b).

                 (d) If the Company terminates the Employee's employment for any reason other than Due Cause, as a result of a Change of Control, or as a result of a Disability, then the Options shall become vested and all restrictions set forth in Section 5 will terminate.
         The Option Period will end on the earlier of (i) the date specified in Paragraph 3; (ii) the date which is 30 days following the date of termination; or (iii) the date specified in Paragraph 10(b).

         9. Non-transferability. The Option granted by this Agreement may only be exercisable during the term of the Option Period provided in Paragraph 3 hereof and, except as provided in Paragraphs 8 and 10, only by the Employee during his lifetime and while an employee of the Company. No Option granted by this Option Agreement is transferable by the Employee other than by will or pursuant to applicable laws of descent and distribution. The Option and any rights and privileges in connection therewith, cannot be transferred, assigned, pledged or hypothecated by operation of law, or otherwise, and is not otherwise subject to execution, attachment, garnishment or similar process. In the event of such occurrence, this Agreement will automatically terminate and will thereafter be null and void.

         10.     Adjustments in Number of Shares and Option Price; Change of
Control.

                 (a) Except as provided below, in the event that the outstanding Common Stock of the Company is increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional, new or different shares or securities are distributed with respect to the Common Stock through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, stock dividend, stock split, reverse stock split or other distribution with respect to such Common Stock, each remaining share of Common Stock subject to his Option will be substituted for a like number and kind of shares of the new or replacement securities without changing the aggregate purchase price of the shares subject to the Option.

                 (b) In the event of a Change of Control of the Company (as such term is defined in the Plan) occurring after the Date of Grant, the Committee may accelerate the commencement of the Option Period or take such other actions as are permitted under the Plan, in its sole discretion.

         11. Delivery of Shares. No shares of Common Stock shall be delivered to the Employee upon the exercise of the Option until (i) the purchase price is paid in full in the manner herein provided, if applicable;
(ii) all the applicable taxes required to be withheld have been paid or withheld in full; (iii) the approval of any governmental authority required in connection with the Option, or the issuance of shares thereunder has been received by the Company; and (iv) if required by the Committee, the Employee has delivered to the Committee an "Investment Letter" in form and content satisfactory to the Company as provided in paragraph 12 hereof.

         12. Securities Act. The Company will not be required to deliver any shares of Common Stock pursuant to the exercise of all or any part of the Option if, in the opinion of counsel for the Company, such issuance would violate the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws or regulations. The Committee may require that the Employee, prior to the issuance of any such shares pursuant to exercise of the Option sign and deliver to the Company a written statement ("Investment Letter") stating (i) that the Employee is purchasing the shares for investment and not with a view to the sale or distribution thereof; (ii) that the Employee will not sell any shares of Common Stock that the Employee may then own or thereafter acquire except either (a) through a broker on a national securities exchange or (b) with the prior written approval of the Company; and (iii) containing such other terms and conditions as counsel for the Company may reasonably require to assure compliance with the Securities Act or other applicable federal or state securities laws and regulations. Such Investment Letter shall be in form and content acceptable to the Committee, in its sole discretion.

         13. Federal and State Taxes. Upon the exercise of the Option, or any part thereof, the Employee may incur certain liabilities for federal, state or local taxes and the Company may be required by law to withhold such taxes for payment to taxing authorities. Upon determination by the Company of the amount of taxes required to be withheld, if any, with respect to the Shares to be issued pursuant to the exercise of the Option, the Employee must either (i) direct the Company to withhold cash, if applicable, or from the Common Stock to be issued the number of shares necessary to satisfy the Company's withholding obligations, based on the Fair Market Value of the shares on the date of withholding; (ii) deliver to the Company a sufficient number of shares of Common Stock then owned by the Employee to satisfy the Company's withholding obligations, based on the Fair Market Value of the shares as of the date of withholding; or (iii) deliver sufficient cash to the Company to satisfy its withholding obligations. Authorization of the Employee to the Company to withhold taxes pursuant to this paragraph 15 must be in a form and content acceptable to the Committee. The payment or authorization to withhold taxes by the Employee shall be completed prior to the delivery of any shares pursuant to this Agreement. An authorization to withhold taxes pursuant to this provision will be irrevocable unless and until the tax liability of the Employee has been fully paid.

         14.     Company's Right to Purchase Common Stock.

                 (a) Upon the Employee's termination of employment with the Company and all Subsidiaries for any reason (including by reason of death or disability), the Company shall have the right (but not the obligation) to purchase from the Employee (or the Employee's beneficiary or estate) all shares of Common Stock issued hereunder at the Fair Market Value of the Common Stock.

                 (b) While and so long as the Common Stock has not been publicly traded for at least 90 days, any Shares issued upon exercise of this Option shall be subject to the following right of first purchase:

                 (a) If the Employee intends to transfer shares of Common Stock obtained pursuant to this Agreement, the Employee shall give written notice to the Company of his intention to so transfer. The notice, in addition to stating the fact of the intention to transfer shares, shall state (i) the number of shares to be transferred; (ii) the name, business and residence address of the proposed transferee; (iii) whether or not the transfer is for a valuable consideration and (iv) if so, the amount of the consideration and the other terms of the sale.

                 (b) Within 30 days of the Company's receipt of the notice described above, the Company may exercise an option to purchase all or any portion of the shares of Common Stock proposed to be transferred for the price and upon the other terms provided in the Agreement. The Company shall exercise this option by providing the Employee with written notice of its intent to do so.

                 (c) If the Company does not exercise its option to purchase the shares of Common Stock proposed to be transferred, such shares may be transferred by the Employee in accordance with the notice provided within 10 days after the expiration of the 30 day option period granted to the Company. Upon transfer, such shares shall continue to be bound by any terms and provisions of this Agreement designated as continuing on transfer.


         15. Definitions; Copy of Plan. To the extent not specifically provided for herein, all capitalized terms used in this Agreement shall have the same meanings ascribed to them in the Plan. By the execution of this Agreement, the Employee acknowledges receipt of a copy of the Plan.

         16. Administration. This Agreement is subject to the terms and conditions of the Plan. The Plan will be administered by the Committee in accordance with terms. The Committee has sole and complete discretion with respect to all matters reserved to it by the Plan and the decisions of the majority of the Committee with respect to the Plan and this Agreement shall be final and binding upon the Employee and the Company. In the event of any conflict between the terms and conditions of this Agreement and the Plan, the provisions of the Plan shall control.

         17. Continuation of Employment. This Agreement shall not be construed to confer upon the Employee any right to continue in the employ of the Company and shall not limit the right of the Company, in its sole discretion, to terminate the employment of the Employee at any time.

         18. No Right to Stock. No Employee and no beneficiary or other person claiming under or through such Employee shall have any right, title or interest in any shares of Common Stock allocated or reserved under the Plan or subject to this Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Employee.

         19. Obligation to Exercise. The Employee shall have no obligation to exercise any Option granted by this Agreement.

         20. Notice. Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Employee shall be addressed to the Employee at following address (or such other address as the Employee may hereafter designate to the Company in writing):


                                           --------------------------

                                           --------------------------

                                           --------------------------

                                           --------------------------


Any such notice shall be in writing and shall be delivered personally or shall be sent by first class mail, postage prepaid, to the Company or the Employee, as applicable.

         21. Governing Law. This Agreement shall be interpreted and administered under the laws of the State of Delaware.

         22. Amendments. This Agreement may be amended only by a written agreement executed by the Company and the Employee. Any such amendment shall be made only upon the mutual consent of the parties, which consent (of either party) may be withheld for any reason.

         23. Termination. The Company may terminate the Plan at any time; however, such termination will not modify the terms and conditions of the Option granted hereunder without the Employee's consent.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand as of the day and year first above written.


                                           BAYARD DRILLING TECHNOLOGIES, INC.




                                           By:
                                              ----------------------------------
                                           Its:
                                               ---------------------------------


                                           EMPLOYEE




                                           -------------------------------------
                                           James E. Brown
Date:
       ---------------------------





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